UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2005
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10606	77-0148231
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

2655 Seely Avenue, Building 5	95134
San Jose, California	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code:                (408) 943-1234
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 14.1

Item 1.01. Entry into a Material Definitive Agreement.
     On August 17, 2005, Cadence Design Systems, Inc. (“Cadence”) and director Alberto Sangiovanni-Vincentelli entered into a consulting agreement (the “Consulting Agreement”), effective as of June 1, 2005. The Consulting Agreement provides for an annual consulting fee of $55,000 and reimbursement of reasonable costs and expenses incurred in the performance of work under the Consulting Agreement. Pursuant to the Consulting Agreement, Dr. Sangiovanni-Vincentelli will provide technical and strategic advice to Cadence’s CEO with respect to potential acquisitions and organizational and customer relations matters, serve as facilitator in customer and partner meetings to discuss industry trends, collaboration on technology and business issues, represent Cadence at industry, technical and government events, and participate in setting the direction of the Cadence Berkeley Labs and of Cadence’s research partnerships. The Consulting Agreement also contains confidentiality and non-solicitation provisions in favor of Cadence. A copy of the Consulting Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
     On August 17, 2005, the Board of Directors of Cadence approved amended annual retainer fees for non-employee directors and the Chairman of the Board and approved an additional annual retainer fee for the chairman of the recently created Technology Committee, effective as of August 17, 2005. All other provisions relating to the compensation of non-employee directors remained unchanged. A summary of non-employee director cash compensation is attached hereto as Exhibit 10.2 and is incorporated by reference herein.
Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On August 17, 2005, the Board of Directors of Cadence amended and restated Cadence’s Code of Business Conduct (the “Code”), which applies to all Cadence directors, officers and employees, including Cadence’s Chief Executive Officer and Chief Financial Officer. The Code was amended to clarify:
•	the obligation to comply with applicable laws;

•	the obligation to protect the integrity and confidentiality of assets and information of Cadence and third parties;

•	how conflicts of interests, or potential conflicts of interests, and corporate opportunities are to be disclosed and addressed;

•	Cadence’s procurement policy;

•	where to seek guidance and assistance regarding compliance with the Code; and

•	where to report possible misconduct under the Code.
     The Code was also amended to reorganize the provisions of the Code and to add headings and subheadings to improve the organization of the Code. The amended and restated Code is attached hereto as Exhibit 14.1 and is incorporated by reference herein. The amended and restated Code is also posted on the investor relations page of Cadence’s website at www.cadence.com.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit	Description
10.1	Consulting Agreement between Cadence Design Systems, Inc. and Alberto Sangiovanni-Vincentelli, entered into on August 17, 2005.

10.2	Summary of Non-Employee Director Cash Compensation.

14.1	Code of Business Conduct for Cadence Design Systems, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2005

CADENCE DESIGN SYSTEMS, INC.

	By:	/s/ R.L. Smith McKeithen

R.L. Smith McKeithen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Consulting Agreement between Cadence Design Systems, Inc. and Alberto Sangiovanni-Vincentelli, entered into on August 17, 2005.

10.2	Summary of Non-Employee Director Cash Compensation.

14.1	Code of Business Conduct for Cadence Design Systems, Inc.